SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement

[ ]    Confidential for use by Commission only
       (as permitted by Rule 14a-6(e)(2))

[X]    Definitive Proxy Statement

[ ]    Definitive Additional Materials

[ ]    Soliciting Materials Pursuant toss.240.14a-12

                                MATEC CORPORATION
                 ---------------------------------------------
                 Name of Registrant as Specified in its Charter

               ---------------------------------------------------
         Name of Person Filing Proxy Statement if other than Registrant

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[X]  No fee required.

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        pursuant to Exchange Act Rule 0-11:1
        ------------------------------------------------------------

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

                                MATEC CORPORATION
                            (A Maryland corporation)


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


TIME                          10:00 A.M. on Thursday, May 10, 2001


PLACE                         MATEC CORPORATION
                              75 South Street
                              Hopkinton,  Massachusetts 01748


ITEMS OF   BUSINESS           (1)       Election of nine directors;

                              (2) Consideration of approval of 2001 Stock Option Plan; and

                              (3) Consideration of such other business as may properly come before the meeting.


RECORD DATE                   You are entitled to vote if you were a stockholder
                              at the close of business on Friday, March 30, 2001.


VOTING BY PROXY               Please fill in, sign and mail the  enclosed  proxy
                              as soon as  possible  so that your  shares  can be
                              voted  at the  meeting  in  accordance  with  your
                              instructions.  For specific  instructions,  please
                              refer to the  Questions  and Answers  beginning on
                              page  2  of   this   proxy   statement   and   the
                              instructions on the proxy card.

                                       By Order of the Board of Directors


                                       John J. McArdle III
                                       Secretary



This notice of meeting and proxy statement and accompanying proxy card are being distributed on or about
                                 April 5, 2001

                                MATEC CORPORATION
                                 75 South Street
                         Hopkinton, Massachusetts 01748

                            ------------------------

                                 PROXY STATEMENT
                           --------------------------

                         Annual Meeting of Stockholders

                                  May 10, 2001

         This proxy statement contains information related to the Annual Meeting of Stockholders of MATEC Corporation (the "Company"), to be held on Thursday, May 10, 2001, beginning at 10:00 a.m., at the offices of the Company, 75 South Street, Hopkinton, Massachusetts 01748, and at any postponements or adjournments of the meeting. The enclosed proxy is solicited by the Board of Directors.

                                ABOUT THE MEETING

What is the purpose of the annual meeting?

         At the Company's annual meeting, stockholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of nine directors and consideration of approval of the Company's 2001 Stock Option Plan. In addition, the Company's management will report on the performance of the Company during 2000 and respond to questions from stockholders.

What information is contained in these materials?

         The information included in this proxy statement relates to the matters to be voted on at the meeting, the voting process, the compensation of directors and the Company's most highly paid officers, and certain other required information. The Company's 2000 Annual Report which contains the Company's 2000 Consolidated Financial Statements accompanies this proxy statement.

Who is entitled to vote at the meeting?

         Only stockholders of record at the close of business on the record date, March 30, 2001, are entitled to receive notice of the annual meeting and to vote the shares of Common Stock that they held on that date at the meeting, or any postponements or adjournments of the meeting.

What are the voting rights of the holders of Common Stock of the Company?

         Each outstanding share of Common Stock will be entitled to one vote on each matter to be voted upon at the meeting.

Who can attend the meeting?

         All stockholders as of the record date, or their duly appointed proxies, may attend the meeting.

What constitutes a quorum?

         The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of March 23, 2001, 4,132,515 shares of Common Stock of the Company were outstanding. It is not anticipated that the number of outstanding shares of Common Stock will change materially between March 23, 2001 and the record date, March 30, 2001.

How do I vote?

         If you complete and properly sign the accompanying proxy card and return it to the Company, it will be voted as you direct. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

Can I change my vote after I return my proxy card?

         Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What are the Board's recommendations?

         Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board recommends a vote FOR election of the nominated slate of directors (see pages 6-8) and FOR approval of the 2001 Stock Option Plan.

         Other than the election of directors and consideration of approval of the 2001 Stock Option Plan as described in this proxy statement, the Company does not expect any matters to be presented for a vote at the annual meeting. If you grant a proxy, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of the nominees named in this proxy statement is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board of Directors.

What vote is required to approve each item?

         The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked "WITHHOLD" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

         For the consideration of approval of the 2001 Stock Option Plan the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the matter will be required for approval. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

         If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to certain matters. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

                            COMMON STOCK OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         Set forth in the table below is information concerning the ownership as of March 23, 2001 of the Common Stock of the Company by persons who, to the knowledge of the Board of Directors, own more than 5% of the outstanding shares of Common Stock of the Company. The table also shows information concerning beneficial ownership by all other directors, by each nominee for director, by each of the executive officers of the Company and by all directors and executive officers as a group. Unless otherwise indicated, the beneficial owners have sole voting and investment power with respect to the shares beneficially owned.


Name and Address                                       Amount
OF BENEFICIAL OWNER                                    BENEFICIALLY OWNED                      PERCENTAGE OF CLASS

John J. McArdle III                                          281,943(1)(2)                            6.8%
MetroWest Bank
15 Park Street
Framingham, MA  01701

Mary R. and                                                  311,100                                  7.5%
  Emile Vaccari
508 40th Street
Union City, NJ  07087

Robert W. Valpey
Route 25                                                     294,604 (1)(3)                           7.1%
P.O. Box 249
Center Harbor, NH  03226

                                      -4-

Ted Valpey, Jr.                                            1,045,552                                 25.3%
P.O. Box 4100
Portsmouth, NH  03801

Other Directors, Nominees and Executive Officers

Richard W. Anderson                                          127,500(4)                               3.1%
Michael Deery                                                 30,000(5)                               less than 1%
Eli Fleisher                                                 150,000(6)                               3.6%
Lawrence Holsborg                                            162,400                                  3.9%
Michael P. Martinich                                            -                                     less than 1%
Robert W. Muir, Jr.                                           31,200                                  less than 1%
Joseph W. Tiberio                                             37,500                                  less than 1%
Michael J. Kroll                                              25,154(7)                               less than 1%

Directors and Executive
  Officers as a Group
  (consisting of 10                                        1,891,249 (1)-(2) (4)-(8)                  45.4%
   individuals)

------------------------------

(1) Includes 150,000 shares, as to which each of Mr. Robert Valpey and Mr. McArdle disclaims beneficial ownership, held by a trust of which each is one of three trustees.

(2) Includes 38,625 shares owned by Mr. McArdle's wife as to which he disclaims beneficial ownership.

(3) Includes 4,350 shares owned by Mr. Robert Valpey's wife as to which he disclaims beneficial ownership and 1,500 shares jointly owned by Mr. Valpey's wife.

(4)  Includes  127,500  shares of Common  Stock  held by  Massachusetts  Capital
     Resource Company ("MCRC") as to which Mr. Anderson disclaims beneficial ownership. By virtue of his position as Senior Vice President of MCRC, Mr. Anderson has shared power to vote the shares of the Company owned by MCRC.

(5) Includes 30,000 shares issuable upon exercise of currently exercisable stock options.

(6) Includes 2,250 shares owned by Mr. Fleisher's wife as to which he disclaims beneficial ownership.

(7) Includes 13,050 shares jointly owned by Mr. Kroll's wife and 2,204 shares issuable upon exercise of currently exercisable stock options.

(8) Includes 32,204 shares issuable upon exercise of currently exercisable stock options.

                            1. ELECTION OF DIRECTORS


Nominees

         Nine directors are to be elected at the Annual Meeting, each to hold office until the next annual meeting and until his successor is elected and qualified.

         The following table sets forth certain information furnished to the Company regarding the persons who are nominees for election as directors of the
Company:


                                                                             Year First
                                 Principal Occupation                        Elected
Name of Nominee                   for Past Five Years                        Director         Age
---------------                   -------------------                        --------         ---

Richard W. Anderson              Senior Vice President of   Massachusetts    2000             53
                                      Capital  Resource Company (a private
                                      investment company) from prior to 1996.

Michael Deery                    President and Chief Operating Officer of    1999             55
                                      Valpey Fisher Corporation, a
                                      subsidiary of the Company,  since
                                      September 1999; Vice President of
                                      International Manufacturing of
                                      Tambrands, Inc. (health care
                                      products) from prior to 1996 to 1998.


Eli Fleisher                     Investor since prior to 1996.               1977             73



Lawrence Holsborg                Investor since prior to 1996.               1986             67



                                      -6-




                                                                             Year First
                                 Principal Occupation                        Elected
Name of Nominee                   for Past Five Years                        Director         Age
---------------                   -------------------                        --------         ---

Michael P. Martinich             Manager Materials Optical Access of         1999             33
                                      Sycamore Networks, Inc. (data
                                      communications) since September,
                                      2000; Director of Operations of
                                      Sirocco Systems, Inc. (data
                                      communications) from November 1998
                                      to September, 2000; Senior Manager -
                                      New Products of Ascend
                                      Communications (data communications)
                                      from July 1997 to November 1998;
                                      Material Manager of Cascade
                                      Communications from January 1997 to
                                      June 1997; Material Manager of
                                      Sahara Networks (data
                                      communications) from prior to 1996
                                      to January 1997.

John J. McArdle III              Chief Executive Officer of MetroWest Bank   1992             51
                                      since prior to 1996; President of
                                      MetroWest Bank since prior to 1996
                                      to April 1998; Employee of Prime
                                      Capital Group (financial
                                      consultants) since prior to 1996;
                                      Secretary of the Company since prior
                                      to 1996.

Robert W. Muir, Jr.              President of The Diamond Group              1996             52
                                      (investment company) since August
                                      1998; Vice President Corporate
                                      Development, Thomas & Betts
                                      Electrical Supply from October 1997
                                      to August 1998; CEO and President of
                                      Diamond Communication Products Inc.
                                      (manufacturer of poleline hardware)
                                      from prior to 1996 to July 1997.

                                      -7-

                                                                            Year First
                                 Principal Occupation                        Elected
Name of Nominee                   for Past Five Years                        Director         Age
---------------                   -------------------                        --------         ---

Joseph W. Tiberio                President, Century Manufacturing Co.,       1986             79
                                      Inc. (metal stamping) since prior to
                                      1996; President, Ty-Wood Corporation
                                      (metal fabrication) since prior to
                                      1996.


Ted Valpey, Jr.                  Investor; Chairman of the Company since     1980             68
                                      prior to 1996 and Chief Executive
                                      Officer of the Company since April
                                      28, 1997.


         Each of the above nominees was elected a director at the last Annual Meeting of Stockholders and has served continuously since the year he was first elected. The Board of Directors met six times during 2000. Each director attended more than 75% of the total number of meetings of the Board and Committees on which he served.

                  The  Board  of  Directors  has  standing   Audit,   Executive,
Nominating and Stock Option-Compensation Committees. Actions taken by the committees are reported to the Board.

     Audit                                       Executive
     -----                                       ---------

     Richard W. Anderson                         Richard W. Anderson
     Lawrence Holsborg                           John J. McArdle III
     Joseph W. Tiberio                           Robert W. Muir, Jr.
                                                 Joseph W. Tiberio
                                                 Ted Valpey, Jr.

                                                   Stock Option -
     Nominating                                    Compensation
     ----------                                    ------------

     Lawrence Holsborg                           Eli Fleisher
     John J. McArdle III                         Lawrence Holsborg
     Ted Valpey, Jr.                             Michael P. Martinich
                                                 Robert W. Muir, Jr.

Executive Committee                                          no meetings in 2000

o Exercises all the powers of the Board when the Board is not in session, except those which by law cannot be delegated by the Board of Directors.

Nominating Committee                                         one meeting in 2000

o Reviews and makes recommendations to the Board regarding potential candidates for nomination as directors. The Nominating Committee seeks potential nominees for Board membership in various ways and will consider suggestions submitted by stockholders. Such suggestions, together with appropriate biographical information, should be submitted to the Secretary of the Company.

Stock Option - Compensation Committee                     three meetings in 2000

o recommends to the Board of Directors the compensation for the Chairman and Chief Executive Officer ("CEO");

o reviews and recommends to the Board of Directors the Company's Management Incentive Plan;

o    approves  the  compensation   recommendations  of  the  CEO  for  executive
     officers;

o administers and approves option grants pursuant to the Company's Stock Option Plans; and

o approves the Company's contributions and 401(k) match under the Company's Profit Sharing 401(k) Plan.

                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Board recommends the appointment of the Company's independent accountants, reviews the plan and results of the yearly audit by the independent accountants, reviews the Company's system of internal controls and procedures and where necessary, investigates matters relating to the audit functions. The Board adopted a written charter for the Audit Committee on May 18, 2000, which is attached to this proxy statement as Appendix A. The Audit Committee met two times during 2000. In addition, prior to the release of its quarterly results and the filing by the Company of its Quarterly Reports on Form 10-Q for each of the first three quarters of 2000, the Audit Committee Chairman reviewed with management and the Company's independent auditors, Deloitte & Touche LLP, the Company's quarterly financial information.

                  The Audit Committee has reviewed the Company's audited consolidated financial statements for the year ended December 31, 2000 and discussed such statements with management and the Company's independent auditors Deloitte & Touche LLP. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

         The Audit Committee has discussed with Deloitte & Touche LLP the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit and Finance Committees, as amended).

         The Audit Committee received from Deloitte & Touche LLP the written disclosures required by Independence Standards Board Standard No. 1 and discussed with them their independence. Based on the review and discussions noted above, the Audit Committee recommended to the Board that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, to be filed with the Securities and Exchange Commission.

                  Submitted by the Audit Committee:

                  Richard W. Anderson, Chairman
                  Lawrence Holsborg
                  Joseph W. Tiberio

Audit Committee Independence

         With the exception of Mr. Anderson, each member of the Audit Committee is independent under the American Stock Exchange Listing Standards ("AMEX Listing Standards"). Mr. Anderson does not qualify as independent under the AMEX Listing Standards because he is Senior Vice President of Massachusetts Capital Resource Company ("MCRC") and the Company, which was indebted to MCRC in the principal amount of $2,000,000, had in 1999 paid $100,228 in interest and prepaid $1,000,000 of principal of such indebtedness to MCRC which payments of principal and interest together exceeded 5% of the Company's 1999 gross revenues. The indebtedness of the Company to MCRC was paid in full in January 2000. Mr. Anderson was first elected a director of the Company in May 2000. The Board of Directors appointed Mr. Anderson to the Audit Committee in accordance with the AMEX Listing Standards which allows for the appointment of one director who is not independent and determined that his membership on the Audit Committee is in the best interests of the Company and its shareholders. Because of his experience in finance and accounting, and his service of over nineteen years as a senior financial and investment officer of MCRC, the Board believes Mr. Anderson's experience and knowledge of business, accounting and financial reporting is of such value that it would be in the best interest of the Company and its shareholders to have Mr. Anderson as a member of the Audit Committee and thereby obtain the benefit of his expertise.

Audit and Related Fees

AUDIT FEES. The Company paid $60,000 to Deloitte & Touche LLP, its independent auditors, for professional services rendered for the audit of the Company's 2000 financial statements and for review of the Company's financial statements included in the Company's Quarterly Reports on Form 10-Q for the first three fiscal quarters of 2000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. There were no fees paid by the Company to Deloitte & Touche LLP for financial information system design and implementation for 2000.

ALL OTHER FEES. The Company paid $24,420 to Deloitte & Touche LLP for services other than those described above. Such services included miscellaneous tax services including review of the Company's Federal and state tax returns and tax advice concerning the Company's operations in Russia.

         The Audit Committee has considered whether the provision of the services described above under the headings "Financial Information Systems Design and Implementation Fees" and "All Other Fees" is compatible with maintaining Deloitte & Touche LLP's independence and determined that it is.

Director Compensation

         Each outside director is paid an annual director's fee of $2,500 plus $750 for each meeting of the Board of Directors attended. Each outside director who is a member of a Committee is paid $750 for each Committee meeting attended and not held on the same day as a meeting of the Board of Directors. For Committee meetings held on the same day as meetings of the Board of Directors, each outside director is paid for attendance at the rate of $350 per Committee meeting.

Other Directorships

         Except as set forth below none of the directors or nominees is a director of any company (other than the Company) which is subject to the reporting requirements of the Securities Exchange Act of 1934 or which is a registered investment company under the Investment Company Act of 1940.

           NAME                                        DIRECTOR OF
           ----                                        -----------
           Richard W. Anderson                         Providence and Worcester
                                                            Railroad Company

           John J. McArdle III                         MetroWest Bank

           Ted Valpey, Jr.                             MetroWest Bank

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires directors, executive officers and holders of more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission reports regarding their ownership and changes in ownership of the Company's securities. The Company believes that, during 2000, its directors, executive officers and 10% shareowners complied with all Section 16(a) filing requirements. In making this statement, the Company has relied upon examination of the copies of Forms 3, 4 and 5 provided to the Company and the written representations of its directors, executive officers and stockholders.

                             EXECUTIVE COMPENSATION

Executive Compensation

         The Summary Compensation Table below sets forth compensation information for each of the Company's last three fiscal years for the CEO and the other executive officers whose total annual salary for such fiscal year exceeded $100,000.


                           SUMMARY COMPENSATION TABLE

                                                     Annual Compensation(1)(2)
                                                     -------------------------

Name and
Principal                                                                                            All Other
Position                                   Year           Salary                  Bonus            Compensation (3)
---------                                  ----           ------                  -----            ----------------

Ted Valpey, Jr.                            2000         $   80,000             $125,000                $11,851
(CEO and President and Chairman)(4)        1999             80,000               25,000                  3,634
                                           1998             80,000                   --                  3,235

Michael Deery                              2000            150,000               85,000                  3,393
(President and Chief                       1999             41,544                   --                     --
Operating Officer of the
Company's subsidiary Valpey Fisher
Corporation since September, 1999)

Michael J. Kroll                           2000            111,500               65,000                 12,027
(Vice President and                        1999            111,500                6,000                  5,236
Treasurer)                                 1998            111,500                   --                  3,847


-----------------------------

(1) For 2000, 1999 and 1998 the Company maintained a Management Incentive Plan which provides cash payments to key managers of the Company based on the achievement of the Company's budget and includes sales, gross margin and operating income goals. The payments to the named executive officers for 2000 pursuant to the Management Incentive Plan are set forth under the heading "Bonus" in the table above. The Company paid no amounts to any of the named officers pursuant to the Management Incentive Plan in 1999 or 1998.

(2) The above table does not include any amounts for personal benefits because, in any individual case, such amounts do not exceed the lesser of $50,000 or 10% of such individual's cash compensation.

(3)  Represents  amounts  allocated  under the Company's  Profit  Sharing 401(k)
     Plan.

(4) The Company has reimbursed Mr. Valpey since prior to 1998 at the rate of $5,000 per month for office, secretarial and other business expenses.

         The Company has an arrangement with Mr. Deery which provides that (i) in the event of the sale of the Company prior to September 2002 the Company will pay him severance equal to one year's base salary if he is not employed by the buyer and (ii) in the event of the sale of the Company the vesting of the options granted to him in 1999 may be accelerated.


                        OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth information regarding grants of stock options to the named officers during the 2000 fiscal year.

                                                                                                    Potential Realizable Value at
                                                                                                    Assumed Annual Rates of Stock
                                                                                                             Appreciation
                                                                                                           for Option Terms
                                                                                                           ----------------
                          Number of        % of Options Granted
                         Securities            to Employees
                         Underlying         During Fiscal Year        Exercise        Expiration
Name                   Options Granted                               Price/share         Date       5% Per Year     10% Per Year
----                   ---------------                               -----------         ----       -----------     ------------
Ted Valpey, Jr.                 -                  -                      -              -            -                -
Michael Deery                   -                  -                      -              -            -                -
Michael J. Kroll           15,000                5.6%                  $11.04        10/18/10        $104,145         $263,924


         The following table sets forth the fiscal year-end option values with respect to the named officers. No stock options were exercised by the named officers during 2000.

                          FISCAL YEAR END OPTION VALUES

                                         Number of Securities                           Values of Unexercised
                                        Underlying Unexercised                         In-the-money Options At
                                         Options At 12/31/00                                 12/31/00(1)
                                         -------------------                                 -----------

Name                               Exercisable Unexercisable                        Exercisable Unexercisable
----                               -------------------------                        -------------------------
Ted Valpey, Jr.                                     -                                           -
Michael Deery                            30,000/120,000                               $103,800/$415,200
Michael J. Kroll                           2,204/15,000                                  $8,926/$0
--------------------

(1) Calculated by determining the difference between the exercise price and the closing price on December 29, 2000.

                      EXECUTIVE COMPENSATION REPORT OF THE
                       STOCK OPTION-COMPENSATION COMMITTEE
                       -----------------------------------


         The Stock Option-Compensation Committee (the "Committee") of the Board of Directors consists of four non-employee directors, Eli Fleisher, Lawrence Holsborg, Michael P. Martinich and Robert W. Muir, Jr.

         The Committee recommends to the Board of Directors the compensation for the Chairman and CEO and approves the CEO's compensation recommendations for executive officers. In addition, the Committee reviews and recommends the Management Incentive Plan to the Board, administers and approves option grants pursuant to the Company's Stock Option Plans and approves Company contributions and 401(k) match under the Company's Profit Sharing 401(k) Plan.

Compensation Policy for Executive Officers

         The Committee's policy is that the Company's executive officers should be paid a salary commensurate with their responsibilities, should receive short-term incentive compensation in the form of a bonus plan based upon achievement of performance goals, and should receive long-term incentive compensation in the form of stock options.

         The policy with respect to salaries of the executive officers, other than the CEO, is that they should be in an amount recommended by the CEO, and the current salary of each such executive officer is in the amount so recommended. The considerations entering into the determination by the CEO of the salary for the named executives which he recommended to the Committee in 2000 were his subjective evaluation of the ability and past performance of the executives and his judgment of their respective potential for enhancing the profitability of the Company. The CEO advised the Committee that, in his subjective judgment based on his experience and knowledge of the marketplace, the salary of each executive officer was reasonable and proper in light of the duties and responsibilities of such executive.

         On the recommendation of the Committee, the Board adopted the Company's 2000 Management Incentive Plan (the "Plan"). The purpose of the Plan is to attract, retain and motivate middle and senior management, including the Company's executive officers, and to optimize the Company's operating performance. The Plan is based on the achievement of the Company's budget and includes sales, gross margin and operating income goals. Each management employee's, including executive officers', share of the bonus pool was established at the beginning of the year based upon the individual's position and the extent to which the individual could contribute to the Company's performance. Fiscal year 2000 bonuses set forth in the Summary Compensation Table were paid pursuant to the Plan based upon achievement of the specified performance goals.

         The Committee's policy generally is to grant options to executives and other key employees under the Company's Stock Option Plans (the "Option Plans") and in amounts not exceeding the amounts recommended by the CEO. The recommendations of the CEO for option grants reflect the subjective judgment of the CEO of the performance of employees and the potential benefit to the Company from the grant of this form of incentive compensation. In recommending option grants the CEO, among other things, considers the amount and terms of options granted in the past. The options granted in 2000 to Mr. Kroll were based upon the recommendation of the CEO.

         Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to the CEO and other named executive officers. Because of the range of compensation paid to its executive officers, the Committee has not established any policy regarding annual compensation to such executive officers in excess of $1,000,000.

Compensation of the CEO in 2000

         On April 28, 1997 Mr. Valpey was elected CEO. At the time of his election by the Board of Directors, the Board determined to continue to pay Mr. Valpey $80,000 per annum, the amount he had been receiving as Chairman. For the year 2000 Mr. Valpey received a bonus of $125,000, which amount is included in the Summary Compensation Table, based upon achievement of certain performance goals established under the Plan.


                                             Eli Fleisher
                                             Lawrence Holsborg
                                             Michael P. Martinich
                                             Robert W. Muir, Jr.
                                                      Stock Option-Compensation
                                                               Committee


Compensation Committee Interlocks and Insider Participation

         Ted Valpey, Jr. is a director of and serves on the Compensation Committee of MetroWest Bank, of which Mr. McArdle is Chief Executive Officer.

         Mr. Holsborg was President of Matec Fiberoptics Inc., a subsidiary of the Corporation, prior to 1989.

PERFORMANCE GRAPH


         The graph below compares the cumulative total shareholder return on the Company's Common Stock with the cumulative total return of the American Stock Exchange Index, and a peer index ("Peer Group") made up of 45 companies in the electronic components manufacturing business, for the five years beginning December 31, 1995 and ending December 31, 2000 (assuming the investment of $100 on December 31, 1995, and the reinvestment of all dividends).


                          [LINE CHART GRAPHIC OMITTED]



                                          Base
                                         Period
                                         Dec 95         Dec 96        Dec 97    Dec 98      Dec 99     Dec 00

MATEC CORPORATION                           100           84.36       103.11    137.48      229.16     339.22
AMERICAN STOCK EXCHANGE IND                 100          106.39       124.88    125.68      159.96     163.75
PEER GROUP                                  100          122.13       138.51    150.37      234.65     190.03

                      2. APPROVAL OF THE MATEC CORPORATION
                             2001 STOCK OPTION PLAN

                  The Board of Directors recommends the approval of the MATEC Corporation 2001 Stock Option Plan (the "2001 Plan") under which options to purchase a total of 200,000 shares of the Company's Common Stock will be made available for grants. The 1992 Stock Option Plan of the Company, will terminate on December 3, 2002, and at this time no additional options may be granted under that Plan. The 1999 Stock Option Plan of the Company will terminate on March 29, 2009 and at that time no additional options may be granted under that plan. Currently there are an aggregate of 375,604 shares of Common Stock subject to outstanding options under the 1992 Plan and no options available for issuance under the 1992 Plan. Currently there are an aggregate of 96,084 shares of Common Stock subject to outstanding options under the 1999 Plan and options to purchase 52,416 shares of Common Stock available for issuance under the 1999 Plan. The Board of Directors believes it to be in the best interest of the Company to adopt the 2001 Plan to have available sufficient options to attract and retain the services of valued employees and attract and retain the services of other individuals of outstanding abilities and specialized skills. Accordingly, the Board of Directors has adopted the 2001 Plan, subject to approval by stockholders, and recommends that the stockholders approve it.

                  The full text of the 2001 Plan is attached to this Proxy Statement as Appendix B. The following is a summary of the major provisions of the 2001 Plan and is qualified in its entirety by the full text of the Plan.


PURPOSE OF THE PLAN

                  The 2001 Plan is intended to expand and improve the profitability and prosperity of the Company for the benefit of its stockholders by permitting the Company to grant to officers and other key employees of, and consultants and advisors to, the Company and its subsidiaries, options to purchase shares of the Company's Common Stock.

STOCK SUBJECT TO THE PLAN

                  There will be  reserved  for  issuance  upon the  exercise  of options granted under the 2001 Plan an aggregate of 200,000 shares of Common Stock of the Company, par value $.05 per share. If any options granted expire or terminate without being exercised, the shares covered thereby will be added back to the shares reserved for issuance. The 2001 Plan contains certain anti-dilution provisions relating to the stock dividends, stock splits and the like.

ADMINISTRATION OF THE PLAN

                  The 2001 Plan will be administered by the Stock Option-Compensation Committee appointed by the Board of Directors consisting of members of such Board each of whom shall be a non-employee director within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934. The Committee will have the full power to grant options ("Options"), to determine the persons eligible to receive Options, and to determine the amount, type and terms and conditions of each Option.

                  The Committee may permit the voluntary surrender of all or a portion of an Option granted under the 2001 Plan to be conditioned upon the granting to the participant of a new Option for the same or a different number of shares as the Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Option to such participant. Such new Option shall be exercisable at the price, during the period and in accordance with any other terms or conditions specified by the Committee at the time the new Option is granted, all determined in accordance with the provisions of the 2001 Plan without regard to the price, period of exercise, or any other terms or conditions of the Option surrendered.

ELIGIBILITY

                  Options may be granted to officers and other key employees, and consultants and advisors to the Company or a subsidiary of the Company (presently approximately ten in number). However, members of the Board of Directors who are not employees of the Company or a subsidiary will not be eligible to participate in the 2001 Plan.

                  No determination has yet been made, assuming the 2001 Plan is approved, as to the key employees, consultants or advisors to whom Options will be granted in the future or as to the total number of officers and other employees, consultants or advisors who may be selected in the future to receive options under the 2001 Plan. One or more Options may be granted under the 2001 Plan to any present or future employee, consultant or advisor, including officers and directors who are employees of the Company or one of its subsidiaries.

                  Both Incentive Stock Options (as defined in the Internal Revenue Code of 1986) and Non-Qualified Options may be granted under the 2001 Plan. Incentive Stock Options may be granted only to officers and other key employees, but Non-Qualified Options may be granted to officers and employees as well as to consultants and advisors. The two types of Options differ primarily in the tax consequences relating to the exercise and disposition of shares acquired pursuant to the Options. See "Federal Income Tax Consequences" below.

OPTION PRICE

                  The purchase price of each share of Common Stock under Options will be established by the Committee, provided, however, that in the case of an Incentive Stock Option the exercise price will not be less than the fair market value of the Common Stock at the time of the grant of such Option.

                  The exercise price is to be paid in full at the time of exercise (i) in good funds, or (ii) if the Committee determines at the time of grant, by delivery of shares of Common Stock of the Company (valued at their then fair market value), or (iii) if the Committee determines and subject to any restrictions or conditions as it deems appropriate, by electing to have the Company withhold from the shares issuable upon exercise of the Option such number of shares of Common Stock as shall have an aggregate fair market value on the date of exercise equal to the exercise price, or (iv) by a combination of
(i) and (ii) or (i) and (iii) above.

                   The last sale price of the Common Stock of the Company reported on the American Stock Exchange composite tape on March 20, 2001 was $5.45 per share.

TERM OF OPTION

                  Each Option shall expire on such date as the Committee shall determine, provided, that in no event shall an option be exercisable after the expiration of ten (10) years from the grant thereof.

EXERCISE OF OPTIONS

                  Each Option shall be exercisable as to all or any part of the shares subject thereto at such times as the Committee may determine. The Committee, subsequent to the grant of an Option, may accelerate the date or dates on which the Option may be exercisable.

EARLY TERMINATION OF OPTIONS

                  If an optionee voluntarily quits or is discharged for cause, his or her Options terminate immediately. The estate of a deceased optionee may exercise the decedent's Options within three months after the death, to the extent exercisable at the time of death. If an Optionee is disabled, his or her Options may be exercised within one year thereafter, to the extent exercisable at the time of the disability.


AMENDMENTS TO THE PLAN

                  The Board of Directors may at any time terminate or modify or suspend the 2001 Plan, provided that no such termination, modification or suspension shall adversely affect any rights or obligations of the participants holding any Option previously, and further provided that no such modification, without the approval of the stockholders to the extent such approval is required by applicable law, regulation or rule, shall (i) modify the eligibility requirements for participation, or (ii) increase the maximum number of shares as to which options may be granted.

FEDERAL INCOME TAX CONSEQUENCES

                  The following is a brief summary of the Federal income tax aspects of grants under the 2001 Plan. The summary is not intended to be exhaustive and does not describe state or local tax consequences.

                  Upon the grant of a Non-Qualified Option, no income will be realized by the optionee. Upon exercise, ordinary income will generally be realized by the optionee in an amount equal to the difference between the fair market value of the shares on the date of exercise and the option price, and the Company will be entitled to a corresponding tax deduction. Upon disposition of the shares, appreciation or depreciation after the date of exercise will be treated as short-term or long-term capital gain or loss to the optionee, depending upon how long the shares have been held. Generally, the Company is required to withhold for income and payroll tax purposes upon exercise, or otherwise ensure that the amount of tax required to be withheld is remitted by the optionee to the Company.

                  No tax consequences result from the grant of an Incentive Stock Option, or, except as provided below, from its exercise by the optionee, and except as put forth below, the Company is not entitled to any deduction thereupon. The optionee will realize long-term capital gain or loss upon the sale of shares, measured by the difference between the sale price and the option price, provided the shares are held for more than two years after the grant of the incentive stock option and one year after the date of exercise. If the shares are disposed of prior to such time, the optionee must treat as ordinary income the difference between the option price and the lesser of the fair market value of the shares on the exercise date or the amount realized in case of a sale or exchange. Any remaining gain or loss will be treated as short-term or long-term capital gain or loss, depending upon how long the shares have been held. An amount equal to the ordinary income recognized by the optionee upon such disposition will be deductible by the Company at such time. For purposes of calculating the optionee's alternative minimum tax, if any, the difference between the fair market value of the shares subject to the incentive stock option determined on the date of exercise and the option price generally constitutes an item of adjustment.

                  The Internal Revenue Service and the Treasury Department have announced that the exercise of Incentive Stock Options is not exempt from payroll tax withholding and the disposition of shares acquired pursuant to Incentive Stock Options prior to the expiration of the two year and one year period referred to above, may not be exempt from income tax withholding.

                  However  because  of  the  absence  of  clear   administrative
guidance as to the application of such withholding, payroll tax and income tax withholding will not apply with regard to exercises of Incentive Stock Options before January 1, 2003 or the disposition of shares acquired in connection with any such exercise.

                  If upon the exercise of a Non-Qualified Option or an Incentive Stock Option all or a portion of the option price is satisfied either by delivery to the Company of shares previously acquired by the optionee or by a direction to the Company by the optionee to withhold shares otherwise issuable upon exercise, the timing, character and amount of income that will be recognized by the optionee, and the tax deduction available to the Company, may be other than as discussed above.

TERM OF THE PLAN

                  The 2001 Plan will terminate on February 21, 2011 and no options may be granted under the 2001 Plan after that date.


                                3. OTHER MATTERS

Audit and Related Matters

         The Board of Directors has selected Deloitte & Touche LLP, independent certified public accountants, as auditors of the Company for 2001.

         The consolidated financial statements of the Company and its subsidiaries included in the Annual Report to Stockholders for the fiscal year ended December 31, 2000 were examined by Deloitte & Touche LLP. Representatives of Deloitte & Touche LLP are expected to attend the meeting with the opportunity to make a statement if they desire. It is expected that such representatives will be available to respond to appropriate questions from stockholders.

Additional Information

         The cost of solicitation of Proxies will be borne by the Company. If necessary to ensure satisfactory representation at this meeting, Proxies may be solicited to a limited extent by telephone or personal interview by officers and employees of the Company. Such solicitation will be without cost to the Company, except for actual out-of-pocket communication charges. Brokerage houses, banks, custodians, nominees and fiduciaries are being requested to forward the proxy material to beneficial owners and their reasonable expenses therefor will be reimbursed by the Company.

Stockholder's Proposals

         From time to time shareholders present proposals which may be proper subjects for inclusion in the Proxy Statement and for consideration at an annual meeting. Shareholders who intend to present proposals at the 2002 Annual
Meeting, and who wish to have such proposals included in the Company's Proxy Statement for the 2002 Annual Meeting, must be certain that such proposals are received by the Company's Secretary at the Company's executive offices, 75 South Street, Hopkinton, Massachusetts 01748, not later than November 23, 2001. Such proposals must meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission in order to be eligible for inclusion in the Proxy Statement. Shareholders who intend to present a proposal at the 2002 Annual Meeting but who do not wish to have such proposal included in the Company's Proxy Statement for such meeting must be certain that notice of such proposal is received by the Company's Secretary at the Company's executive offices not later than February 6, 2002.


                                            By Order of the Board of Directors


                                                     John J. McArdle III
                                                     Secretary
March 23, 2001

                  Upon the written request of any stockholder of the Company, the Company will provide to such stockholder a copy of the Company's Annual Report on Form 10-K for 2000, including the financial statements and the schedules thereto, filed with the Securities and Exchange Commission. Any such request should be directed to Secretary, MATEC Corporation, 75 South Street, Hopkinton, Massachusetts 01748. There will be no charge for such report unless one or more exhibits thereto are requested, in which case the Company's reasonable expenses of furnishing such exhibits may be charged.

                  All stockholders are urged to fill in, sign and mail the enclosed Proxy promptly whether or not you expect to attend the meeting. If you are mailing your Proxy, kindly do so sufficiently in advance of the meeting date so that it will be received in time to be counted at the meeting.

                                                                      APPENDIX A
                                                                      ----------

                             AUDIT COMMITTEE CHARTER

This charter shall be reviewed, updated and approved annually by the Board of Directors.

ROLE AND INDEPENDENCE

The Audit Committee of the Board of Directors assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and reporting practices of the corporation and other such duties as directed by the Board. The membership of the committee shall consist of at least three directors who are generally knowledgeable in financial and auditing matters, including at least one member with accounting or related financial management expertise. Each member shall be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment, and shall meet the director independence requirements for serving on audit committees as set forth in the corporate governance standards of the American Stock Exchange. The committee is expected to maintain free and open communication (including private executive sessions at least annually) with the independent accountants and the management of the corporation. In discharging this oversight role, the committee is empowered to investigate any matter brought to its attention, with full power to retain outside counsel or other experts for this purpose.

The Board of Directors shall appoint one member of the Audit Committee as chairperson. He or she shall be responsible for leadership of the committee, including preparing the agenda, presiding over the meetings, making committee assignments and reporting to the Board of Directors. The chairperson will also maintain regular liaison with the CEO, CFO, and the lead independent audit partner.

RESPONSIBILITIES

The Audit Committee's primary responsibilities include:

     Recommending to the board the independent accountant to be selected or retained to audit the financial statements of the corporation. In so doing, the committee will request from the auditor a written affirmation that the auditor is in fact independent, discuss with the auditor any relationships that may impact the auditor's independence, and recommend to the board any actions necessary to oversee the auditor's independence.

     Overseeing the independent auditor relationship by discussing with the auditor the nature and rigor of the audit process, receiving and reviewing audit reports, and providing the auditor full access to the committee (and the Board) to report on any and all appropriate matters.

     Reviewing the audited financial statements and discussing them with management and the independent auditor. These discussions shall include consideration of the quality of the Company's accounting principles as applied in its financial reporting. including review of estimates, reserves and accruals, review of judgmental areas, review of audit adjustments whether or not recorded and such other inquiries as may be appropriate. Based on the review, the committee shall make its recommendation to the Board as to the inclusion of the company's audited financial statements in the company's annual report on Form 10-K.

     Reviewing with management and the independent auditor the quarterly financial information prior to the company's filing of Form 1O-Q. This review may be performed by the committee or its chairperson.

     Discussing with management and the external auditors the quality and adequacy of the company's internal controls.

     Discussing with management the status of pending litigation, taxation matters and other areas of oversight to the legal and compliance area as may be appropriate.

     Reporting audit committee activities to the full Board and issuing annually a report to be included in the proxy statement (including appropriate oversight conclusions) for submission to the shareholders.

                                                                      APPENDIX B


                                MATEC CORPORATION

                             2001 STOCK OPTION PLAN




1. PURPOSE

     The Plan is intended to expand and improve the profitability and prosperity of MATEC Corporation for the benefit of its stockholders by permitting the Corporation to grant to officers and other key employees of, and consultants and advisers to, the Corporation and its Subsidiaries, options to purchase shares of the Corporation's Common Stock. These grants are intended to provide additional incentive to such persons by offering them a greater stake in the Corporation's continued success. The Plan is also intended as a means of reinforcing the commonality of interest between the Corporation's stockholders and such persons, and as an aid in attracting and retaining the services of individuals of outstanding and specialized skills.


2. DEFINITIONS

     For Plan purposes, except where the context otherwise indicates, the following terms shall have the meanings which follow:

     (a) "Agreement" shall mean a written instrument executed and delivered on behalf of the Corporation which specifies the terms and conditions of a Stock Option granted to a Participant.

     (b) "Beneficiary" shall mean the person or persons who may be designated by a Participant from time to time in writing to the Committee, to receive, if the Participant dies, any Option exercise rights held by the Participant.

     (c) "Board" shall mean the Board of Directors of the Corporation.

     (d) "Code" shall mean the Internal Revenue Code of 1986, as it may be amended from time to time, and the rules and regulations promulgated thereunder.

     (e) "Committee" shall mean a Committee of the Board composed of two or more persons which shall be designated by the Board to administer the Plan. Each member of the Committee, while serving as such, shall be a member of the Board and shall be a "non- employee director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934.

     (f) "Common Stock" shall mean the Common Stock of the Corporation having a par value of $0.05 per share.

     (g) "Corporation" shall mean MATEC Corporation, a Maryland corporation.

     (h) "Employee" shall mean any person who is employed by the Corporation or any Subsidiary corporation.

     (i) "Exercise Price" shall mean the per share price for which a Participant upon exercise of a Stock Option may purchase a share of Common Stock.

     (j) "Fair Market Value" shall mean the value of a share of Common Stock to be determined by, and in accordance with procedures established by, the Committee. Such fair market value shall be deemed conclusive upon the determination of the Committee made in good faith. The preceding notwithstanding, so long as the Common Stock is listed on a national stock exchange, the "Fair Market Value" shall mean with respect to any given day, the mean between the highest and lowest reported sales prices of the Common Stock on the principal national stock exchange on which the Common Stock is listed, or if such exchange was closed on such day or if it was open but the Common Stock was not traded on such day, then on the next preceding day that the Common Stock was traded on such exchange, as reported by a responsible reporting service.

     (k) "Incentive Stock Option" shall mean a Stock Option which is intended to meet and comply with the terms and conditions for an "incentive stock option" as set forth in Section 422 of the Code, or any other form of tax qualified stock option which may be incorporated and defined in the Code as it may from time to time be amended.

     (l) "Non-Qualified Option" shall mean a Stock Option which does not meet the requirements of Section 422 of the Code or the terms of which provide that it will not be treated as an Incentive Stock Option.

     (m) "Participant" shall mean any person who is granted a Stock Option under the Plan.

     (n) "Plan" shall mean the MATEC Corporation 2001 Stock Option Plan as set forth herein and as amended from time to time.

     (o) "Stock Option" or "Option" shall mean a right to purchase a stated number of shares of Common Stock subject to such terms and conditions as are set forth in the Plan and an Agreement.

     (p) "Subsidiary corporation" or "Subsidiary" shall mean any corporation which is a "subsidiary corporation" of the Corporation as defined in Section 424(f) of the Code.

3. ADMINISTRATION

     (a) The Committee shall administer the Plan and, accordingly, it shall have full power to grant Stock Options under the plan, to construe and interpret the Plan, and to establish rules and regulations and perform all other acts it believes reasonable and proper, including the authority to delegate responsibilities to others to assist in administering the Plan.

     (b) The determination of those eligible to receive Stock Options, and the amount, type and terms and conditions of each Stock Option shall rest in the sole discretion of the Committee, subject to the provisions of the Plan.

     (c) The Committee may permit the voluntary surrender of all or a portion of any Option granted under the Plan to be conditioned upon the granting to the Participant of a new Option for the same or a different number of shares as the Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Option to such Participant. Such new Option shall be exercisable at the price, during the period and in accordance with any other terms or conditions specified by the Committee at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the price, period of exercise, or any other terms or conditions of the Option surrendered.


4. COMMON STOCK LIMITS

     The total number of shares of Common Stock which may be issued on exercise of Stock Options shall not exceed 200,000 shares, subject to adjustment in accordance with Paragraph 9 of the Plan. Shares issued under the Plan may be, in whole or in part, as determined by the Committee, authorized but unissued or treasury shares of Common Stock. If any Options granted under the Plan shall expire or terminate without having been exercised, the shares subject to such Options shall be added back to the number of shares of Common Stock which may be issued on exercise of Stock Options.


5. ELIGIBILITY FOR PARTICIPATION

     (a) Consistent with Plan objectives, the following persons shall be eligible to become Participants in the Plan: officers and other key Employees and consultants and advisers to the Corporation or any Subsidiary corporation, provided that members of the Board who are not Employees shall not be eligible.

     (b) The foregoing subparagraph (a) notwithstanding, Incentive Stock Options shall be granted only to officers and other key Employees, and no Incentive Stock Options shall be granted to an Employee who owns more than 10% of the Common Stock determined in accordance with the provisions of Section 422(b)(6) of the Code, unless the Option meets the requirements of Section 422(c)(5) of the Code.

     (c) Options shall be granted to consultants and advisers only for bona fide services rendered other than in connection with the offer or sale of securities.

6. STOCK OPTIONS - TERMS AND CONDITIONS

     All Stock Options granted under the Plan shall be evidenced by Agreements which shall contain such provisions as shall be required by the Plan together with such other provisions as the Committee may prescribe, including the following provisions:

     (a) Price: The Committee shall establish the Exercise Price, provided, however, that in the case of an Incentive Stock Option the Exercise Price shall not be less than the Fair Market Value of a share of Common Stock on the date of the grant of the Option.

     (b) Period: The Committee shall establish the term of any Option awarded under the Plan, provided, however, that no Option shall be exercisable after the expiration of 10 years from the date of the grant of the Option.

     (c) Time of Exercise: The Committee shall establish the time or times at which an Option, or portion thereof, shall be exercisable. The Committee, subsequent to the grant of an Option, may accelerate the date or dates on which the Option may be exercisable.

     (d) Exercise: An Option, or portion thereof, shall be exercised by delivery or a written notice of exercise to the Corporation together with payment of the full purchase price of the shares as to which the Option is exercised ("Purchase Price"). Payment may be made:

         (i) in United States dollars by good check, bank draft or money order payable to the order of the Corporation, or

         (ii) at the discretion of the Committee by the transfer to the Corporation of shares of Common Stock owned by the Participant having an aggregate Fair Market Value on the date of exercise equal to the Purchase Price or the portion thereof being so paid, or

         (iii) at the discretion of the Committee and subject to any restrictions or conditions as it deems appropriate (including any restrictions as may be set forth in Rule 16b-3 under the Securities Exchange Act of 1934), by electing to have the Corporation withhold from the shares issuable upon exercise of the Option such number of shares of Common Stock as shall have an aggregate Fair Market Value on the date of exercise equal to the Purchase Price or the portion thereof being so paid, or

         (iv) at the discretion of the Committee by a combination of (i) and
(ii) or (i) and (iii) above.

The Committee shall determine the procedures for the use of Common Stock in payment of the Purchase Price and may impose such limitations and prohibitions on such use as it deems appropriate.

     (e) Special Rules for Incentive Stock Options: Notwithstanding any other provisions of the Plan, with respect to Incentive Stock Options granted under the Plan (in addition to any other provisions specifically made applicable to Incentive Stock Options), the following provisions will apply:

         (i) To the extent that the aggregate Fair Market Value (determined at the time of grant) of the shares of Common Stock with respect to which Incentive Stock Options (whether granted hereunder or pursuant to any other plan of the Corporation or a Subsidiary) are first exercisable by a Participant during any calendar year exceeds $100,000 (or such other limit as may be in effect from time to time under the Code), such Options shall be treated as Non- Qualified Options.

         (ii) Any Participant who disposes of shares of Common Stock acquired on the exercise of an Incentive Stock Option by sale or exchange either (a) within two years after the date of the grant of the Option under which such shares were acquired or (b) within one year after the acquisition of such shares, shall notify the Corporation in writing of such disposition and of the amount realized upon such disposition promptly after the disposition.


7. TERMINATION OF EMPLOYMENT

     If a Participant holding an Option shall cease to be employed (or in the case of a Participant who is not an Employee, shall cease to be engaged) by the Corporation or any Subsidiary corporation by reason of death or any other reason other than voluntary quitting, discharge for cause or permanent and total disability as defined in Section 22(e)(3) of the Code (hereinafter called a "Disability"), as determined by the Committee, such Participant (or, if applicable, such Participant's Beneficiary or legal representative) may, but only within the three months next succeeding such cessation of employment or engagement, exercise such Option to the extent that such Participant would have been entitled to do so on the date of such cessation of employments or engagements. If a Participant holding an Option voluntarily quits or is discharged for cause, such Option shall terminate on the date of cessation of employment or engagement.

8.       DISABILITY

     If a Participant holding an Option shall cease to be employed (or, in the case of a Participant who is not an Employee, shall cease to be engaged) by the Corporation or any Subsidiary corporation by reason of a Disability, the Option shall be exercisable by such Participant or such Participant's duly appointed guardian or other legal representative, to the extent that such Participant would have been entitled to do so on the date of such cessation of employment, but only within one year following such cessation of employment due to said Disability.

9. ADJUSTMENTS

     In the event of a recapitalization, stock split, stock combination, stock dividend, exchange of shares, or a change in the corporate structure or shares of the Corporation, or similar event, the Board of Directors upon recommendation of the Committee shall make appropriate adjustments in the kind or number of shares which may be issued upon exercise of Options and in the kind or number of shares issuable upon exercise of Options theretofore granted and in the exercise price of such options.


10. MERGER, CONSOLIDATION OR SALE OF ASSETS

     If the Corporation shall be a party to a merger or consolidation or shall sell substantially all its assets, each outstanding Option shall pertain and apply to the securities and/or property which a holder of the number of shares of Common Stock subject to the Option immediately prior to such merger, consolidation, or sale of assets would be entitled to receive in such merger, consolidation or sale of assets.


11. AMENDMENT AND TERMINATION OF PLAN

     (a) The Board, without further approval of the stockholders, may at any time, and from time to time, suspend or terminate the Plan in whole or in part or amend it from time to time in such respects as the Board may deem appropriate and in the best interests of the Corporation; provided, however, that no such amendment shall be made, without approval of the stockholders, to the extent such approval is required by applicable law, regulation or rule, or which would:

         (i) modify the eligibility requirements for participation in the Plan;
or

         (ii) increase the total number of shares of Common Stock which may be issued pursuant to Stock Options, except as is provided for in accordance with Paragraph 9 of the Plan.

     (b) No amendment, suspension or termination of this Plan shall, without the Participant's consent, alter or impair any of the rights or obligations under any Stock Option theretofore granted to the Participant under the Plan.

     (c) The Board may amend the Plan, subject to the limitations cited above, in such manner as it deems necessary to permit the granting of Stock Options meeting the requirements of future amendments the Plan.

12. GOVERNMENT AND OTHER REGULATIONS

     The granting of Stock Options under the Plan and the obligation of the Corporation to issue or transfer and deliver shares for Stock Options exercised under the Plan shall be subject to all applicable laws, regulations, rules and orders which shall then be in effect.


13. MISCELLANEOUS PROVISIONS

     (a) Rights to Continued Employment: No person shall have any claim or right to be granted a Stock Option under the Plan, and the grant of an Option under the Plan shall not be construed as giving any Participant the right to be retained in the employ of the Corporation or any Subsidiary corporation (or to be otherwise retained in the case of a Participant who is not an Employee) and the Corporation expressly reserves the right at any time to dismiss a Participant with or without cause, free of any liability or any claim under the Plan, except as provided herein or in an Agreement.

     (b) Who Shall Exercise: Except as provided by the Plan, an Incentive Stock Option shall be exercisable during the lifetime of the Participant to whom it is granted only by such Participant, and it may be exercised only if such Participant has been in the continuous employ of the Corporation or any Subsidiary corporation from the date of grant of the Option to the date of its exercise.

     (c) Non-Transferability: No right or interest of any Participant in the Plan or an Agreement shall be assignable or transferable except by will or the laws of descent and distribution, and no right or interest of any Participant shall be liable for, or subject to, any lien, obligation or liability of such Participant; provided that in the discretion of the Committee a Non- Qualified Option may be made transferable and assignable on such terms and conditions as the Committee shall in its discretion determine.

     (d) Withholding Taxes: The Corporation may require a payment to cover applicable withholding for income and employment taxes in connection with a Stock Option.

     (e) Rights as Stockholder: A Participant as such shall not have any of the rights or privileges of a holder of Common Stock until such time as shares of Common Stock are issued or are transferred to the Participant upon exercise of an Option.

     (f) Plan Expenses: Any expenses of administering this Plan shall be borne by the Corporation.

     (g) Legal Considerations: The Corporation shall not be required to issue, transfer or deliver shares of Common Stock upon exercise of Options until all applicable legal, listing or registration requirements, as determined by legal counsel, have been satisfied, and any necessary or appropriate written representations have been given by the Participant.

     (h) Other Plans: Nothing contained herein shall prevent the Corporation from establishing other incentive and benefit plans in which Participants in the Plan may also participate.

     (i) No Warranty of Tax Effect: Except as may be contained in any Agreement, no opinion shall be deemed to be expressed or warranties made as to the effect for federal, state or local tax purposes of any grants hereunder.

     (j) Construction of Plan: The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined in accordance with the laws of the State of Maryland.


14. STOCKHOLDER APPROVAL - TERM OF PLAN

     Upon approval by the stockholders of the Corporation, the Plan shall become unconditionally effective as of February 22, 2001. No Option shall be granted after February 21, 2011, provided, however, that the Plan and all outstanding Options granted under the Plan prior to such date shall remain in effect until the applicable Options have expired. If the stockholders shall not approve the Plan, the Plan shall not be effective and any and all actions taken prior thereto shall be null and void or shall, if necessary, be deemed to have been fully rescinded.

                                MATEC CORPORATION

                  Proxy Solicited by the Board of Directors for
                         Annual Meeting on May 10, 2001


The undersigned hereby constitutes and appoints TED VALPEY, JR. and MICHAEL J. KROLL, either one of whom is authorized to act singly, attorneys and proxies with full power of substitution according to the number of shares of Common Stock of MATEC Corporation (the "Company") which the undersigned may be entitled to vote and with all powers which the undersigned would possess if personally present at the Annual Meeting of its stockholders to be held on May 10, 2001, at the offices of the Company, 75 South Street, Hopkinton, Massachusetts 01748, and at any adjournment thereof, on matters properly coming before the Meeting. Without otherwise limiting the general authorization hereby given, said attorneys and proxies are instructed to vote as follows on the proposals set forth on the reverse side and described in the Proxy Statement dated March 23, 2001.

The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated March 23, 2001.

UNLESS OTHERWISE SPECIFIED IN THE SPACE PROVIDED, THE UNDERSIGNED'S VOTE IS TO BE CAST "FOR" THE ELECTION AS DIRECTORS OF THE PERSONS NAMED IN THE PROXY STATEMENT DATED MARCH 23, 2001 AND "FOR" APPROVAL OF THE 2001 STOCK OPTION PLAN.

--------------------------------------------------------------------------------
                    PLEASE VOTE, DATE AND SIGN ON REVERSE AND
                   RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?


--------------------------                  ------------------------------------

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



-------------------------------------------------------

                  MATEC CORPORATION

-------------------------------------------------------

Mark boxes at right,  if an address  change or comment    [ ]
has been noted on the reverse side of this card



CONTROL NUMBER:
RECORD DATE SHARES:

A VOTE  "FOR"  Items 1 and 2 is  recommended  by the
Board of Directors.



1.       The election of nine directors.  Nominees:

Richard W. Anderson        Michael P. Martinich
Michael Deery              Robert W. Muir, Jr.
Eli Fleisher               Joseph W. Tiberio
Lawrence Holsborg          Ted Valpey, Jr.
John J. McArdle III


For All          Withhold       For All Except
Nominees
  [ ]              [ ]              [ ]





NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through that nominee's name. Your shares will be voted for the remaining nominees.

2.       Approval of 2001 Stock Option Plan.

 For             Against          Abstain
  [ ]              [ ]              [ ]


IMPORTANT: In signing this Proxy, please sign your name or names in the box at left in the exact form appearing on this Proxy. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such, EACH JOINT TENANT MUST SIGN.



Please be sure to sign and date this Proxy.    Date
-----------------------------------------------------------------



Stockholder sign here                       Co-owner sign here
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